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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  May 24, 2005
                Date of Report (Date of earliest event reported)
                                -----------------

                        Commission file number: 000-50760


                      Financial Telecom Limited (USA), Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                             58-2670972
----------------------------                         ---------------------------
(State or other jurisdiction                                (IRS Employer
      of incorporation)                              Identification File Number)

     306 Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hongkong
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (852) 2868 0668
                                 ---------------

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits

SIGNATURE

EX-99.1     Press Release

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 7, 2005, Financial Telecom Limited (USA) Inc. ("we," "our" or "us") entered into an Option Agreement ("Agreement"), with all of the shareholders (the "Sellers") of Beijing Sinoskyline Technology Trading Co. Ltd. ("Sinoskyline"). Sinoskyline is a privately held company organized under the laws of the People's Republic of China. Pursuant to the terms of the Agreement we had the option to acquire from the Sellers 19% of the total equity interest of Sinoskyline for a purchase price of $460,606. On May 19, 2005, we exercised our option under the Agreement to purchase such 19% equity stake from the Sellers and by mutual agreement the purchase price for such equity stake was satisfied by our issuing to the Sellers 9,727,687 shares of our common stock in lieu of the cash purchase price. Also on May 19, 2005, we exercised an option under the Agreement to purchase a non-interest bearing convertible note from the Sellers. The note was purchased for 5,631,817 shares of our common stock. At any time on or before May 18, 2015 the note is convertible by us without the payment of any additional consideration into 11% of the entire equity interest of Sinoskyline as of the date of the Agreement or, at our election, $266,667 cash to be paid to us by the Sellers. Our common shares issued to the Sellers are not registered under the Securities Act of 1933, as amended, and are subject to transfer restrictions thereunder.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On May 19, 2005, we issued an aggregate of 15,359,504 shares of our common stock to the shareholders of Beijing Sinoskyline Technology Trading Co. Ltd. ("Sinoskyline") to satisfy the purchase price for the acquisition of 19% of the total equity interest of Sinoskyline and as consideration for the convertible note described in Item 1.01 of this Current Report on Form 8-K. The issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 903 thereunder as a sale by the issuer in an offshore transaction.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1     Press release issued on March 7, 2005 relating to the Agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Financial Telecom Limited (USA), Inc.


Date: May 24, 2005                                        By: /s/ David Chen
                                                            ----------------
                                                                  David Chen
                                                     Chief Executive Officer